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                                                                   EXHIBIT 99.3


[GEVITY PEOPLE FIRST LOGO]                    Non-Solicitation, Non-Compete and
                                                      Confidentiality Agreement
                                                                   (ALL STATES)


This Agreement is made this 24th day of September, 2003, between GEVITY HR, INC., a Florida corporation, and its wholly-owned subsidiaries identified at the signature line (collectively and individually, "Gevity"), and SAL UGLIETTA ("Employee"). For good and valuable consideration, including employment of Employee by Gevity as the Senior Vice President of Insurance Products, in a position in which Employee will gain specialized and unique knowledge and experience, will have access to strategic information, will establish personal relationships with Gevity's vendors, customers, executive officers and other employees, the continued employment of Employee by Gevity and the mutual agreements and promises stated below, the sufficiency and receipt of which are acknowledged by Employee, the parties agree as follows:

1.       DEFINITIONS.

         The following capitalized terms, when used herein, shall have the following meanings:

         A. "AFFILIATE" means any business entity which controls Gevity is controlled by Gevity or is under common control with Gevity including any successor of any such Affiliate.

         B. "AGREEMENT" means this Employee Non-Compete, Non-Disclosure and Confidentiality Agreement, together with any exhibits, schedules, addenda or amendments hereto.

         C. "BUSINESS OF GEVITY" means the business of providing PEO and HR Outsourcing Services.

         D. "COMPETE" means performing, either as a partner, owner, employee, agent, officer or director of a Competing Business, substantially the same services that Employee performs or performed for Gevity or performing substantially the same services as a consultant, manager or broker to or for a Competing Business.

         E. "COMPETING BUSINESS" means any business or enterprise that is engaged in a business that is the same or substantially the same as the Business of Gevity.

         F. "EMPLOYMENT ACTIVITIES" means the activities that Employee is compensated by Gevity to perform.

         G. "MATERIAL CONTACT" means significant contact between Employee and a client or customer of Gevity during the course of Employee's employment by Gevity including, without limitation, more than one telephonic contact or correspondence.

         H. "OFFICE" means a business office operated by Gevity or a personal office used by Employee in his home or elsewhere to conduct Business of Gevity.

         I. "PEO AND HR OUTSOURCING SERVICES" means an arrangement under an agreement between a client and a professional employer organization ("PEO"), where the client outsources to the PEO the administration of some or all of the following employer functions which the PEO performs off-site for a fee: issuing paychecks, withholding taxes, providing consultative human resources and/or risk management products and services, and securing or arranging for insurance to cover claims for workers' compensation, unemployment and health and welfare benefits.

         J. "GEVITY INFORMATION" means the confidential data, proprietary information and trade secrets regarding Gevity's business methods, training programs, financial performance, procedures, pricing policies, marketing structure and strategy, programs, software and business programs and models, forms, research and development activities, technical know-how, concepts, ideas, materials and work product, names and addresses of current, former and prospective clients and employees, learned by Employee at any time during Employee's employment with Gevity whether such information is communicated or conveyed to Employee orally, in writing, by electronic means or otherwise, which, under ss. 3.B. below, Employee agrees not to use or disclose to others. Gevity Information will not include any data or information that (i) was already known to Employee prior to his employment with Gevity; (ii) has become generally known to the public through no wrongful act of Employee; (iii) has been rightfully received by Employee from a third party without restriction on disclosure and without breach of an obligation of confidentiality running either directly or indirectly to Gevity; (iv) has been approved for release and released to the general public by written authorization of Gevity; (v) is or has been disclosed by Employee pursuant to a requirement of a governmental agency or law without similar restrictions or other protections against public disclosure, or has been required to be disclosed by operation of law; provided, however, that Employee must first have given written notice of such required disclosure to Gevity used reasonable efforts to obtain a protective order requiring that the Gevity Information so disclosed be used only for the purposes for which disclosure is required, and taken reasonable steps to allow Gevity to seek to protect the confidentiality of the information required to be disclosed; (vi) is independently
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developed by Employee without use, directly or indirectly, of any Gevity
Information and does not relate to the Business of Gevity; or (vii) is furnished to a non-Affiliated third party by Gevity without restrictions on the third party's right to disclose the information. Gevity Information includes any information disclosed to Gevity or its Affiliates by a third party which Gevity or its Affiliates are obligated to treat as confidential.

2. BUSINESS INTERESTS OF GEVITY. Employee acknowledges that Gevity has a legitimate business interest in protecting its confidential and proprietary information, its trade secrets, its valuable business and professional information which does not qualify as a trade secret, its substantial relationships with its specific and prospective clients, vendors and referral sources, the good will and economic advantage associated with Gevity by way of its trade name, trademarks, service marks, specific geographic areas, specific marketing areas, and the extraordinary training provided by Gevity to Employee and other employees of Gevity. Employee further recognizes that the provisions of this Agreement are reasonably necessary to protect the legitimate business interests of Gevity.

3. COVENANTS AND RESTRICTIONS. In consideration for receiving specialized training and/or knowledge and experience (collectively, "Knowledge") from Gevity and continuous access to Gevity Information, Employee promises to use such Knowledge and Gevity Information for the exclusive benefit of Gevity. Accordingly, Employee agrees to be bound by the following covenants and restrictions:

         A. COVENANT NOT TO COMPETE OR INTERFERE. Employee understands that the Employment Activities performed by Employee during the twelve (12) month period ("Pre-Termination Period") immediately preceding the effective date on which Employee ceases to be an employee of Gevity for any reason ("Last Day") will determine the activity restrictions applicable to Employee under this non-compete paragraph 3.A. Employee agrees that commencing on the date Employee becomes an employee of Gevity and ending one (1) year after the Last Day ("Non-Competition Period"), Employee shall not, in any state in the United States in which, on the Last Day, Gevity either has a branch office or provides PEO and HR Outsourcing Services to its clients or client-employees, directly or indirectly (i) Compete, (ii) provide to any clients of Gevity any services substantially similar to the PEO and HR Outsourcing Services provided by Gevity to those clients, or (iii) interfere with any of Gevity's relationships with its clients, vendors or referral sources. Employee acknowledges that the time and geographical area applicable to the restrictions in this paragraph 3.A. are reasonable considering Employee's background, experience and education, the executive position he will hold within Gevity, his compensation from Gevity, the national scope of Gevity's operations and the access he will have to Gevity's strategic business plans.

         B.       RESTRICTIONS ON USE AND DISCLOSURE OF GEVITY INFORMATION.

         (i) During and after Employee's employment with Gevity Employee agrees (a) to receive and hold all Gevity Information in trust and confidence;
(b) to protect all Gevity Information and not take any action causing any Gevity Information to lose its confidential character; (c) not to use any Gevity Information for personal gain or benefit; and (d) not to disclose directly or indirectly to any person, corporation, partnership or other entity whatsoever any Gevity Information.

         (ii) Employee will not, during the Non-Competition Period (and any extensions thereof as referenced in ss. 17 below) except in the course of fulfillment of Employee's duties as an employee of Gevity use or act upon in any way, directly or indirectly, any information which became known to Employee during the course of his employment with Gevity concerning the identity or business activity of any current clients, former clients or prospective clients or referral sources of Gevity.

         C. RETURN OF MATERIALS. All tangible and intangible materials, paper and electronic documents, assets and equipment, including computers and computer data, provided to or obtained by Employee during and in furtherance of Employee's employment by Gevity including documents which contain Gevity Information, (collectively, the "Materials") are the property of Gevity regardless of who created the Materials. Employee will not remove from Gevity's premises or copy or reproduce any Materials (except as required by Employee's employment by Gevity), and on or before the Last Day, regardless of the reason for termination of Employee's employment, Employee will leave with Gevity or immediately return to Gevity all Materials or copies or reproductions thereof in Employee's possession or control.

         D. NON-SOLICITATION OF CLIENTS. Employee covenants and agrees that during the Non-Competition Period Employee will not (except on behalf of or with the prior written consent of Gevity), on his own behalf or in the service of, or on behalf of others, directly or indirectly solicit, divert or appropriate, or attempt to solicit, divert or appropriate, for a Competing Business, any business from any client or customer of Gevity with whom Employee has or had Material Contact during Employee's employment with Gevity.

         E. NON-SOLICITATION OF EMPLOYEES. Employee covenants and agrees that during the Non-Competition Period (and any extension thereof as set forth in ss. 17 below), Employee will not, on his own behalf or in the service of, or on behalf of others, directly or indirectly solicit, recruit or hire away, or attempt to solicit, recruit or hire away, any employee of Gevity
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or former employee of Gevity within six months after the date such person ceases to be an employee of Gevity whether or not such employee is or was a full-time employee or a temporary employee of Gevity and whether or not such employment is or was pursuant to written agreement and whether or not such employment is or was for a determined period or is or was at-will.

         F. GEVITY'S OWNERSHIP OF WORK PRODUCT. Employee understands and acknowledges that Gevity shall have exclusive rights to anything relating to its actual or prospective business, marketing plans, or strategies, forms, contracts, collateral material, logos, service marks, referral relationships or contact lists which Employee conceives or works on while employed by Gevity. Accordingly, Employee:

         (i) will promptly and fully disclose all such items to Gevity and will not disclose such items to any other person or entity (other than an employee or director of Gevity) without Gevity's prior consent;

         (ii) will maintain on Gevity's behalf and surrender to Gevity upon termination of Employee's employment with Gevity appropriate written records regarding all such items;

         (iii) will, but without personal expense, fully cooperate with Gevity execute all papers and perform all acts requested by Gevity to establish, confirm, or protect its exclusive rights in such items or to enable it to transfer legal title to same, together with any patents, trade marks or service marks that may be issued;

         (iv) will, but without personal expense, provide such information and true testimony as Gevity may request regarding such items including, without limitation, items which Employee neither conceived nor worked on but regarding which Employee has knowledge because of Employee's employment by Gevity; and

         (v) hereby assigns to Gevity its Affiliates, successors and assigns, exclusive right, title and interest in and to all such items including, without limitation, any intellectual property rights, which have been or may be issued.

4. REMEDIES. Employee agrees that Employee's covenants and promises contained in this Agreement are of the essence of this Agreement; that each such covenant and promise is reasonable and necessary to protect the business, interests and properties of Gevity; and that irreparable loss and damage will be suffered by Gevity should Employee breach any of the covenants. Therefore:

         A. In the event of a breach or threatened breach by Employee of his obligations under this Agreement, Employee acknowledges that Gevity will not have an adequate remedy at law and shall be entitled to such equitable and injunctive relief as may be available to restrain Employee from the violation of the provisions hereof. In addition, Employee expressly consents to the entry of a temporary restraining order and/or injunction without notice and without bond in the event of any such breach. Nothing herein shall be construed as prohibiting Gevity from pursuing any other remedies available at law or in equity for any breach or threatened breach including the recovery of damages from Employee.

         B. Gevity and Employee agree that all remedies available to Gevity shall be cumulative and that Gevity shall be entitled to collect separate damages for each covenant or restriction breached.

5. SEVERABILITY. The parties agree that each provision included in this Agreement is separate, distinct and severable from the other provisions of this Agreement and that the invalidity or unenforceability of any one provision shall not affect the validity or enforceability of any other provision of this Agreement.

6. NO SET-OFF BY EMPLOYEE. This Agreement shall be construed as an agreement independent of any other agreement or understanding Employee may have with Gevity and the existence of any claim or cause of action of Employee against Gevity shall not constitute a defense to the enforcement by Gevity of its rights hereunder.

7. NOTICE. All notices and other communications required or permitted under this Agreement may be sent by registered or certified mail, or by any commercial delivery service that provides written verification of delivery. Notices and other communications to Employee shall be sent to the address set forth in his signature block below or to any changed address which may be given to Gevity in writing hereafter. All notices to Gevity shall be sent to Gevity. at 600 301 Boulevard West, Bradenton, Florida 34205, Attention: Legal Department, or to any changed address which may be given to Employee in writing hereafter.

8. ASSIGNMENT. This Agreement and the rights and obligations of Gevity hereunder may be assigned by Gevity to any subsidiary or Affiliate of, or successor to, Gevity and shall inure to the benefit of, be binding upon, and enforceable by any such assignee. This Agreement and the rights and obligations of Employee hereunder are personal and are not assignable by Employee.

9. NO WAIVER. The failure of Gevity to enforce any provision or provisions of this Agreement (or of similar agreements between Gevity and other employees) shall not in any way be construed as a waiver of any such provisions as to any future
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violations thereof, nor prevent Gevity thereafter from enforcing each and every other provision of this Agreement. The rights granted Gevity herein are cumulative and the waiver of any single remedy shall not constitute a waiver of Gevity's rights to assert any other legal or equitable remedies available to it under the circumstances.

10. ATTORNEYS' FEES. In the event this Agreement becomes the subject of litigation between the parties, the party prevailing in such litigation shall be entitled to receive from the other party all reasonable costs and expenses, including without limitation reasonable attorneys' fees, incurred by the prevailing party in connection with such litigation.

11. APPLICABLE LAW. This Agreement shall be construed, interpreted and enforced under and in accordance with the laws of the State of Florida, without regard to principles of conflicts of law. Any action shall be brought in the courts in and for Manatee County, Florida, which is where Employee primarily shall perform his Employment Activities and where Gevity's principal executive offices are located.

12. ENTIRE AGREEMENT. This Agreement embodies the entire and final agreement of the parties on the subject matter of the Agreement. No amendment or modification of this Agreement shall be valid or binding upon Gevity or Employee unless made in writing and signed by both parties. All prior understandings and agreements relating to any subject matter of this Agreement are hereby expressly superseded by this Agreement, including any non-compete agreement previously entered into by the parties.

13. NO THIRD PARTY RIGHTS. Nothing herein expressed is intended to or shall be construed to confer upon or give to any person, firm or other entity, other than the parties hereto and Gevity's Affiliates and permitted assigns, any rights or remedies under or by reason of this Agreement.

14. EMPLOYEE'S RESPONSIBILITIES TO OTHER EMPLOYERS OR BUSINESS ENTITIES. To the extent that Employee is subject to any agreement or understanding with any other person or business entity that might affect the performance of Employee's duties as an employee of Gevity Employee warrants that Employee has provided copies of all such written agreements or understandings to Gevity and has made any unwritten understandings known to Gevity via appropriate documentation. Employee acknowledges that Gevity wants Employee to abide by any valid agreements Employee may have previously made and acknowledges that Gevity does not wish to interfere with Employee's duties under any such prior agreements. Employee warrants that during Employee's term of employment with Gevity Employee will not breach or violate any agreement or understanding to which Employee is subject, through the performance of Employee's duties as an employee of Gevity. Employee agrees that, during the term of employment with Gevity Employee will not improperly use or disclose any proprietary information or trade secrets of Employee's former employers or of any business entity with which Employee has come in contact, if any, and Employee will not bring onto the premises of Gevity any unpublished document or any property belonging to Employee's former employers or to any other business entity, unless consented to in writing by such employers or companies. Employee further agrees to provide a copy of this Agreement to any employer or business entity for whom Employee provides services after the Last Day, so that employer or entity will be cognizant of Employee's promises hereunder.

15. SURVIVAL. Employee's obligations under this Agreement shall survive the termination of the employment of Employee for the period designated under each applicable Section of this Agreement.

16. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one instrument.

17. TOLLING. In the event Employee violates any provision of this Agreement, such violation will toll the running of the period applicable to that provision from the date of such violation until such violation shall cease.

18. THIS AGREEMENT, IN EXCHANGE FOR THE CONTINUED EMPLOYMENT OF EMPLOYEE BY GEVITY AND THE MUTUAL AGREEMENTS AND OTHER CONSIDERATION DESCRIBED HEREIN, CONTAINS CERTAIN RESTRICTIONS ON EMPLOYEE'S ACTIVITIES AND EMPLOYEE'S USE OR DISCLOSURE OF CERTAIN INFORMATION OF GEVITY AND ITS AFFILIATES, BOTH DURING AND FOLLOWING EMPLOYEE'S EMPLOYMENT BY GEVITY. EMPLOYEE HEREBY EXPRESSLY REPRESENTS AND WARRANTS THAT HIS EXPERIENCE AND CAPABILITIES ARE SUCH THAT NONE OF THE PROVISIONS OF THIS AGREEMENT WOULD PREVENT HIM FROM EARNING A LIVELIHOOD FOLLOWING TERMINATION OF HIS EMPLOYMENT BY GEVITY.

19. Employee acknowledges that he or she: (i) has read this Employee Non-Solicitation, Non-Compete and Confidentiality Agreement and fully understands its provisions; (ii) has had full opportunity to consult with legal counsel prior to execution of this Agreement; (iii) has been provided with seven (7) days following receipt of this Agreement to consider its terms; and
(iv) is satisfied with the terms of this Agreement and intends to be legally bound by same.
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IN WITNESS WHEREOF, Employee and Gevity have executed this Agreement as of the date first above written.


GEVITY HR, INC. AND ITS                  EMPLOYEE:
WHOLLY-OWNED SUBSIDIARIES:
Gevity HR, L.P.,
  Gevity HR, II, L.P.,
Gevity HR III, L.P.,
  Gevity HR IV, L.P.,
Gevity HR V, L.P. ,
  Gevity HR VI, L.P.,                    /s/ Sal Uglietta
Gevity HR VII, L.P.,                     ---------------------------------------
  Gevity HR VIII, L.P.,                  Signature
Gevity HR IX, L.P.,
  Gevity HR X, L.P.,                     Sal Uglietta
Gevity HR XI, LLC,                       ---------------------------------------
  Gevity HR XXII, Corp.,                 Print Name
Gevity HR ASO, LLC

/s/ Gregory M. Nichols
---------------------------------        ---------------------------------------
Signature                                Title

Gregory M. Nichols
---------------------------------        ---------------------------------------
Print Name                               Address

Senior Vice President and
General Counsel
---------------------------------        ---------------------------------------
Title                                    Address